UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2012

GENEREX BIOTECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

33 Harbour Square, Suite 202, Toronto, Ontario Canada		M5J 2G2
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On January 19, 2012, two wholly owned subsidiaries of Generex Biotechnology Corporation (“Generex”) received mortgage loans in the aggregate amount of CDN $2,500,000 [US $2,475,000 ] from a private lender. The loans were secured by real estate owned by the subsidiaries in Ontario. Generex is a guarantor of the loans.

The properties are subject to a prior mortgage of approximately CDN $1.1 million [US $1.1 million]. An amount equal to the balance of the prior mortgage was placed into escrow pending the subsequent funding described below. After this amount was placed in escrow and deduction of expenses, the subsidiaries received net proceeds of approximately CDN $1.1 million [US $1.1 million].

The subsidiaries have received a commitment from the lender for an additional CDN $1.1 million [US $1.1 million] loan. Generex expects to close on the additional loan in the near future, although the additional loan is still subject to fulfillment of certain conditions. If the subsidiaries receive the additional loan, the prior mortgage will be repaid with the proceeds of the new loan, and the subsidiaries are expected to receive proceeds of approximately CDN $1.1 million [US $1.1 million] less expenses.

Interest on the loans is payable monthly at the rate of 10% per annum. The principal amount is due and payable one year after the closing of the loans.

Forward-Looking Statements

Statements in this report may contain certain forward-looking statements. All statements included concerning activities, events or developments that Generex expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements. Known risks and uncertainties also include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission (“SEC”), which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act. Additional information on these and other risks, uncertainties and factors is included in Generex’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION.

Date: January 24, 2011	/s/ Mark A. Fletcher
Mark A. Fletcher
President and Chief Executive Officer